77O.   Transactions effected pursuant to Rule 10f-3


-Affiliated Underwriting Syndicate Transactions (Rule 10f-3)
PIMCO Funds: Pacific Investment Management Series - PIMS and Private Account Portfolio Series - PAPS
TRANSACTIONS: October 1, 2002 - March 31, 2003


Fund
Description
Trade Date
Broker
Syndicate Members
% of Issuance
Purchased Price


PIMS Global Bond Fund
Kredit Fuer Wiederaufau Glbl
10/30/2002
Broker:
Merrill Lynch & Co.
Syndicate Members:
Dresdner Kleinwort Wasserstein
Morgan Stanley
ABN Amro
Barclays Capital
Credit Suisse First Boston
Goldman Sachs
HSBC
J.P. Morgan Securities
Lehman Brothers International (Europe)
Schroder Salomon Smith Barney
HVB Corporates & Markets
0.11%
99.9300


PIMS Global Bond Fund II
Kredit Fuer Wiederaufau Glbl
10/30/2002
Broker:
Merrill Lynch & Co.
Syndicate Members:
Dresdner Kleinwort Wasserstein
Morgan Stanley
ABN Amro
Barclays Capital
Credit Suisse First Boston
Goldman Sachs
HSBC
J.P. Morgan Securities
Lehman Brothers International (Europe)
Schroder Salomon Smith Barney
HVB Corporates & Markets
0.03%
99.9300


PIMS High Yield Fund
Dex Media East Llc
10/30/2002
Broker:
J.P. Morgan Chase Bank
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
J.P. Morgan Securities
Lehman Brothers
Wachovia Securities Inc.
Bear Stearns & Co. Inc
ING Bank Nevada
Royal Bank of Scotland
Scotia capital
Credit Lyonnais Securities
0.98%
100.0000


PIMS High Yield Fund (Continued)
Dex Media East Llc
10/30/2002
Broker:
J.P. Morgan Chase Bank
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
J.P. Morgan Securities
Lehman Brothers
Wachovia Securities Inc.
Bear Stearns & Co. Inc
ING Bank Nevada
Royal Bank of Scotland
Scotia Capital
Credit Lyonnais Securities
2.51%
100.0000


PIMS High Yield Fund (Continued)
Owens-Brockway Glass
11/05/2002
Broker:
Salomon Smith Barney
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
Salomon Smith Barney
Banc One Capital Markets
Scotia Capital Inc.
Barclays Capital
BNP Paribas
BNY Capital Markets
Credit Lyonnais Securities
Goldman Sachs
Key Captial Markets
Societe Generale
3.08%
100.0000


PIMS High Yield Fund (Continued)
Owens-Brockway Glass
12/11/2002
Broker:
Salomon Smith Barney
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
Salomon Smith Barney
Banc One Capital Markets
Scotia Capital Inc.
Barclays Capital
BNP Paribas
BNY Capital Markets
Credit Lyonnais Securities
Goldman Sachs
Key Capital Markets
Societe Generale
TD Securities
5.69%
100.5490


PAPS High Yield Portfolio
Dex Media East Llc
10/30/2002
Broker:
J.P. Morgan Chase
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
J.P. Morgan Chase
Lehman Brothers
Wachovia Securities Inc.
Bear Sterns & Co. Inc.
ING Bank Nevada
Royal Bank Scotland
Scotia Capital
Credit Lyonnais Securities
0.04%
100.0000


PAPS High Yield Portfolio (Continued)
Dex Media East Llc.
10/30/2002
Broker:
J.P. Morgan Chase
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
J.P. Morgan Chase
Lehman Brothers
Wachovia Securities Inc.
Bear Sterns & Co. Inc.
ING Bank Nevada
Royal Bank Scotland
Scotia Capital
Credit Lyonnais Securities
0.11%
100.0000


PAPS High Yield Portfolio (Continued)
Ownes-Brockway Glass
11/05/2002
Broker:
Salomon Smith Barney
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
Salomon Smith Barney
Banc One Capital Markets
Scotia Capital Inc.
Barclays Capital
BNP Paribas
BNY Capital Markets
Credit Lyonnais Securities
Fleet Securities
Goldman Sachs
Key Capital Markets
Societe Generale
TD Securities
0.13%
100.0000


PAPS High Yield Portfolio (Continued)
Ownes-Brockway Glass
12/11/2002
Broker:
Salomon Smith Barney
Syndicate Members:
Banc of America Securities
Deutsche Bank Securities
Salomon Smith Barney
Banc One Capital Markets
Scotia Capital Inc.
Barclays Capital
BNP Paribas
BNY Capital Markets
Credit Lyonnais Securities
Fleet Securities
Goldman Sachs
Key Capital Markets
Societe Generale
TD Securities
0.17%
100.5490


PIMS High Yield Fund
Comcast Corp.
01/07/2003
Broker:
J.P. Morgan Chase Bank
Syndicate Members:
J.P. Morgan Securities
Merrill Lynch & Co.
Morgan Stanley
Banc of America Securities
ABN Amro
Banc One Capital Markets
Barclays Capital
BNP Paribas
BNY Capital Markets
Deutsche Bank
Dresdner Kleinwort Wasserstein
Fleet Securities
Goldman Sachs
Scotia Capital
0.17%
99.7100


PIMS High Yield Fund (Continued)
Chesapeake Energy Corp. 144A W/RR
02/28/2003
Broker:
Salomon Smith Barney
Syndicate Members:
Bear Sterns & Co.
Credit Suisse First Boston Corp.
Salomon Smith Barney
Credit Lyonnais Securities
BNP Paribas
Lehman Brothers
Morgan Stanley
TD Securities
2.87%
100.0000


PIMS High Yield Fund (Continued)
La Quinta Properties 144 W/RR
03/14/2003
Broker:
Lehman Brothers, Inc.
Syndicate Members:
Lehman Brothers
CIBC World Markets
J.P. Morgan Securities
Credit Lyonnais Securities
Fleet Securities
2.03%
100.0000


PIMS Investment Grade Corp. Bond Fund
Pulte Homes Inc. NT
01/29/2003
Broker:
Salomon Smith Barney
Syndicate Members:
Salomon Smith Barney
Banc of America
Banc One Capital Markets
ABN Amro
Comerica Securities
Credit Lyonnais Securities
PNC Capital Markets
Suntrust Robinson Humphrey
0.17%
99.0510


PIMS Investment Grade Corp. Bond Fund (Continued)
Lennar Corp. NT
01/31/2003
Broker:
Salomon Smith Barney
Syndicate Members:
Banc One Capital Markets
Salomon Smith Barney
Banc of America Securities
Deutsche Bank
Wachovia Securities
Comerica Securities
Credit Lyonnais Securities
UBS Warburg
0.10%
98.2870


PIMS Investment Grade Corp. Bond Fund (Continued)
Enterprise Products Oper W/RR 144W/RR
02/07/2003
Broker:
Wachovia Securities, Inc.
Syndicate Members:
Wachovia Securities, Inc.
Hypovereinsbank
RBC Dominion Securities
Scotia Capital Inc.
Suntrust Capital Markets
Tokyo-Mitsubishi International plc
0.28%
98.8420


PIMS Short Term Fund
Comcast Corp.
01/07/2003
Broker:
J.P. Morgan Chase Bank
Syndicate Members:
JP Morgan Chase Bank
Merrill Lynch & Co.
Morgan Stanley
Banc of America Securities
ABN Amro
Banc One Capital Markets
Barclays Capital
BNO Paribas
BNY Capital Markets
Deutsche Bank
Dresdner Kleinwort Wasserstein
Fleet Securities
Goldman Sachs
Scotia Capital
0.18%
99.7100


PIMS StocksPLUS Total Return Fund
Enterprise Products Oper 144W/RR
02/07/2003
Broker:
Wachovia Securities, Inc.
Syndicate Members:
Wachovia Securities, Inc.
Hypovereinsbank
RBC Dominion Securities
Scotia Capital Inc.
Suntrust Capital Markets
Tokyo-Mitsubishi International plc
0.02%
98.8420


PIMS Total Return Fund
Comcast Corp.
01/07/2003
Broker:
J.P. Morgan Chase Bank
Syndicate Members:
J.P. Morgan Securities
Merrill Lynch & Co.
Morgan Stanley
Banc of America Securities
ABN Amro
Banc One Capital Markets
Barclays Capital
BNP Paribas
BNY Capital Markets
Deutsche Bank
Dresdner Kleinwort Wasserstein
Fleet Securities
Goldman Sachs
Scotia Capital
2.22%
99.7100


PAPS High Yield Portfolio
Chesapeake Energy Corp. 144A W/RR
02/28/2003
Broker:
Salomon Smith Barney
Syndicate Members:
Bear Stearns & Co.
Credit Suisse First Boston Corp.
Salomon Smith Barney
Credit Lyonnais Securities
BNP Paribas
Lehman Brothers
Morgan Stanley
TD Securities
0.50%
99.1020


PAPS Investment Grade Corp. Portfolio
Pulte Homes Inc. NT
01/29/2003
Broker:
Salomon Smith Barney
Syndicate Members:
Salomon Smith Barney
Banc of America
Banc One Capital Markets
ABN Amro
Comerica Securities
Credit Lyonnais Securities
PNC Capital Markets
Suntrust Robinson Humphrey
1.67%
99.0510


PAPS Investment Grade Corp. Portfolio (Continued)
Pulte Homes Inc. NT
01/31/2003
Broker:
Salomon Smith Barney
Syndicate Members:
Banc One Capital Markets
Salomon Smith Barney
Banc of America Securities
Deutsche Bank
Wachovia Securities
Comerica Securities
Credit Lyonnais Securities
UBS Warburg
1.00%
98.2870


PAPS Investment Grade Corp. Portfolio (Continued)
Enterprise Products Oper
02/07/2003
Broker:
Wachovia Securities, Inc.
Syndicate Members:
Wachovia Securities, Inc,
Hypovereinsbank
RBC Dominion Securities
Scotia Capital Inc.
Suntrust Capital Markets
Tokyo-Mitsubishi International plc
1.00%
98.8420



The following conditions must be satisfied:

1. A Fund may purchase securities pursuant to Rule 10f-3 only if the securities are:

(i)	part of an issue registered under the Securities Act of 1933 as amended, (the 1933 Act) that is being offered to the public;
(ii)	municipal securities that have received an investment grade rating from at least one nationally recognized statistical rating organization;
(iii)	securities sold in a public offering of securities conducted under the laws of a country other than the United States subject to certain limitations; or
(iv)	securities sold in an offering of securities offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, or rule 144A or rules 501 to 508 under the 1933 Act to persons that the seller believes to include qualified institutional buyers.

2. The securities must be purchased prior to the end of the first day of the offering, at a price no higher than that paid by other purchasers.

3. The securities must be offered pursuant to a firm commitment underwriting agreement.

4.  The commission, spread or profit received must be reasonable and fair.


5. For securities sold in a public offering in the U.S. or another country, or sold in transactions exempt from U.S. registration, the issuer or its predecessor, must have been in continuous operation for not less than three years.

6. The amount of securities of any class of an issue to be purchased by an investment company, plus other investment companies having the same investment adviser may not exceed 25% of the offering.

7. The security may not be purchased from an officer, director, member of an advisory board, investment adviser or employee of the investment company or from a firm of which any of the foregoing is an affiliate.